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                                                                EXHIBIT (10)(E)


                            ELECTRO RENT CORPORATION
                     ACTION BY UNANIMOUS WRITTEN CONSENT OF
                               BOARD OF DIRECTORS
                               (November 1, 1996)


        Pursuant to Section 9 of ARTICLE III of the Bylaws of ELECTRO RENT CORPORATION, a California corporation, the following action is taken by the unanimous written consent of the directors with the same force and effect as the unanimous vote of the directors at a meeting held pursuant to the Bylaws:

                  RESOLVED that pursuant to Section 12 of the Electro Rent Corporation 1996 Stock Option Plan (the "Plan") subsection "(o)" of Section 7 of the Plan be and it hereby is amended to read as follows:

                           "(o) Formula For Award of Options to Non-Employee Directors.

                                    "Each non-employee director shall receive
                           Options for 3,000 Shares the first year of his or her incumbency as a director of the Corporation, and shall receive Options for 2,000 Shares the second year of his or her incumbency as a director of the Corporation; provided, however, that no such director shall receive Options for more than 5,000 Shares, and all such directors in the aggregate shall not receive Options for more than 84,375 Shares. Such Options shall be granted automatically in accordance with the following schedule: the grant for the first year shall be made on the date of the first regular or special meeting of the Board (excluding meetings by telephone and action by unanimous written consent); and the grant for the second year shall be made one year after the grant for the first year. The Exercise Price of each Option so granted shall be the Fair Market Value on the date of grant."







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                  RESOLVED FURTHER that said Amendment shall be designated as
                  "AMENDMENT NUMBER ONE TO ELECTRO RENT CORPORATION 1996 STOCK OPTION PLAN."

         DATED: November 1, 1996.




                                             /s/ Gerald D. Barrone
                                           -----------------------------------
                                                 Gerald D. Barrone



                                             /s/ Nancy Y. Bekavac
                                           -----------------------------------
                                                 Nancy Y. Bekavac



                                             /s/ Daniel Greenberg
                                           -----------------------------------
                                                 Daniel Greenberg



                                             /s/ Joseph J. Kearns
                                           -----------------------------------
                                                 Joseph J. Kearns



                                             /s/ Michael R. Peevey
                                           -----------------------------------
                                                 Michael R. Peevey



                                             /s/ Will Richeson, Jr.
                                           -----------------------------------
                                                 Will Richeson, Jr.



                                             /s/ William Weitzman
                                           -----------------------------------
                                                 William Weitzman